Exhibit 10.1
Quanta Services, Inc.
Term Sheet
Annual Incentive Plan 2006 — Operating Units

Participants	Employees will be selected to participate in the Annual Incentive Plan annually at the discretion of the CEO with the approval of the Compensation Committee.

Target Incentive	•	Target incentive ranges have been or will be developed for each participant in the Plan.

	•	Management will make recommendations to the Compensation Committee regarding the target incentive for each participant based on a competitive range.

Performance Measures	•	The Annual Incentive for each Operating Unit will be based on an operating income target to be approved by the Compensation Committee annually.

	•	For purposes of the plan, operating income will be defined as operating income before goodwill, plus/minus insurance true-up, plus/minus intercompany interest income or expense, less external interest expense, and excluding gains or losses on sales of property and equipment.
	•	There will be no discretionary portion for the annual incentive.

Incentive Determination

Percentage of Target /	Incentive as a % of
Objective Obtained	Target Incentive
Less than 75%	0%
75%	25%
80%	40%
85%	55%
90%	70%
95%	85%
100%	100%
150%	150%
200% or greater	200%

•	Subject to the limitations described below, the amount of incentive will be determined based on the table above.

•	The salary to be used in the incentive calculation will be the base salary in effect on the December 31 immediately preceding the date of the calculation.

•	When performance falls between the designated points in the table, the incentive will be determined by interpolation.

Limitations	•	The bonus calculation is subject to the following limitations; sequenced as follows:

Step 1:

Is target bonus pool > 10% of the operating income before goodwill and after insurance true-up (before consideration of intercompany interest income or expense, interest expense, and gains or losses on the sale of property and equipment)?

If Yes, Go to Step 2.

If No, use the Incentive Determination chart above. Any bonus earned (for the aggregate pool) is limited to 10% of operating income (as defined). Further, any individual bonuses are capped at 200% of the target bonus.

Step 2:

Has the Operating Income Goal been met or exceeded? If Yes, go to b., If No, go to a.

		a.	Use the Incentive Determination chart above with the following limitations: Bonuses earned under this section (for the pool) are limited to 10% of actual operating income (as defined).

		b.	Use the Incentive Determination chart above with the following limitations:

Up to 10% of the operating income goal (as defined) can be earned by the pool participants. For every dollar of operating income (as defined) in excess of the operating income goal, $.25 will be contributed to the bonus pool. Add this amount to the results of the Incentive Determination chart. The total contribution under this paragraph b. is limited to 100% of the target bonus for each of the pool participants.

	•	Any calculated incentive will be subject to (i) assessment of overall company performance to ensure that payout of calculated incentives will not jeopardize the financial stability of the company and (ii) approval by the Compensation Committee.

	•	A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.

	•	A new participant added to this Plan during the Plan year will be pro-rated from their date of hire. In any event, a new participant must be employed by October 1 to be eligible for incentives in the current plan year.

Incentive Payout	Any incentive earned under the Annual Incentive Plan is intended to be paid in cash.

Quanta Services, Inc.
Term Sheet
Annual Incentive Plan 2006 — Corporate

Participants	Employees will be selected to participate in the Annual Incentive Plan at the discretion of the CEO with the approval of the Compensation Committee.

Target Incentive	•	Target incentive ranges have been or will be developed for each participant in the Plan.

	•	Management will make recommendations to the Compensation Committee regarding the target incentive for each participant based on a competitive range.

Performance Measures	•	The annual incentive will be based on an operating income target to be determined annually by the Compensation Committee. This target will be adjusted, as appropriate, at the discretion of the Compensation Committee to take into account any business acquisitions or divestitures during the Plan year.

	•	For purposes of the plan, operating income will be operating income less interest expense, net of interest income.

	•	There will be no discretionary portion for the annual incentive.

Incentive Determination

Percentage of Target /	Incentive as a % of
Objective Obtained	Target Incentive
Less than 75%	0%
75%	25%
80%	40%
85%	55%
90%	70%
95%	85%
100%	100%
150%	150%
200% or greater	200%

	•	The amount of incentive earned will be based on the table above.

	•	The salary to be used in the calculation will be the base salary in effect on the December 31 immediately preceding the date of the calculation.

	•	When performance falls between the designated points in the table, the incentive will be determined by interpolation.

Limitations	•	Any calculated incentive will be subject to (i) assessment of overall company performance to ensure that payout of calculated incentives will not jeopardize the financial stability of the company and (ii) approval by the Compensation Committee.

	•	A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.

	•	A new participant added to this Plan during the Plan year will be pro-rated from their date of hire. In any event, a new participant must be employed by October 1 to be eligible for incentives in the current plan year.

Incentive Payout	Any incentive earned under the Annual Incentive Plan is intended to be paid in cash.

Quanta Services, Inc.
Term Sheet
Supplemental Incentive Plan
2006 — Operating Units

Participants	•	Employees will be selected to participate in the Supplemental Incentive Plan annually at the discretion of the CEO with the approval of the Compensation Committee.

	•	For purposes of the supplemental incentive, Field Unit participants will be classified into two categories: Stock Eligible or Cash-only Eligible participants, at the discretion of the CEO with the approval of the Compensation Committee.

Target Incentive	Each participant will be assigned a target supplemental incentive expressed as a dollar value annually.

Performance Measures	Performance Award

	•	Fifty percent of a participant’s supplemental incentive value will be based on Modified Return on Asset (MROA) performance versus target.

	•	MROA will be calculated by dividing net operating income by total assets. Operating Income is defined as operating income before goodwill, after insurance true-up (before consideration of intercompany interest income or expense, interest expense, and gains or losses on the sale of property and equipment).. Total assets will be based on the quarterly average for the fiscal year excluding inter-company accounts and cash on hand.

Discretionary Award

For 2006, the remaining fifty percent of the supplemental incentive will, in lieu of a discretionary component, be based on the following:

	•	Safety:

➢ Each Operating Unit has a “Total Incident Injury Rate” (“TIIR”) target. Subject to each participant’s ethical behavior and compliance with the Code of Ethics and Business Conduct, one-half of the discretionary award will be based on achieving the TIIR target.

➢ Each Operating Unit’s performance will be measured against the “Safety Severity Rating Index”, which analyzes job-related incidents taking into account both the work status of the injured employee and the incurred insurance reserves associated with the incident. Subject to each participant’s ethical behavior and compliance with the Code of Business Conduct, one-half of the discretionary award will be based on the Operating Unit’s Safety Severity Rating. Operating Unit’s that achieve a score of 0 to 74 points will earn 100% of this component of the award, and Operating Unit’s that achieve a score of 75 to 149 points will earn 75% of this component of the award. No award is earned under this component of this plan if an operating unit’s score exceeds 149.

Incentive Determination

Percentage of Target /	Incentive as a % of
Objective Obtained	Target Incentive
Less than 75%	0%
75%	25%
80%	40%
85%	55%
90%	70%
95%	85%
100%	100%
150%	150%
200% or greater	200%

Limitations	•	The Performance Award will be determined according to the table above.

	•	When performance falls between the designated points in the table, the incentive will be determined by interpolation.

	•	Any calculated incentive will be subject to (i) assessment of overall company performance to ensure that payout of calculated incentives will not jeopardize the financial stability of the company and (ii) approval by the Compensation Committee.

	•	In any year, stock awarded under this and all other plans shall not exceed 1% of the outstanding stock. The Compensation Committee and the Board of Directors will review this limitation annually.

	•	A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.

	•	A new participant added to this Plan during the Plan year will be pro-rated from their date of hire. In any event, a new participant must be employed by October 1 to be eligible for incentives in the current plan year.

Incentive Payout	•	Stock Eligible participants, at the election of the CEO with approval by the Compensation Committee, may receive any incentive earned under the Supplemental plan in cash, restricted stock or a combination thereof. Subject to the above limitations, the portion of the incentive awarded in restricted stock will be multiplied by 1.15 and then that amount will be divided by the current stock price to determine the number of shares Any shares awarded will vest ratably over a three-year period following the date of grant. A participant receiving restricted stock must be employed by the company at each vesting date. If a participant leaves the employment of the company, all unvested restricted stock awards are forfeited.

	•	Cash-only Eligible participants will receive any incentive earned for the year in cash.

Quanta Services, Inc.
Term Sheet
Supplemental Incentive Plan 2006 — Corporate

Participants	• Employees will be selected to participate in the Supplemental Incentive Plan annually at the discretion of the CEO with the approval of the Compensation Committee.

• For purposes of the supplemental incentive, Corporate participants will be classified annually into two categories: Stock Eligible or Cash-only Eligible participants, at the discretion of the CEO with the approval of the Compensation Committee.

Performance Measures	Performance Award

Fifty percent of a participant’s supplemental incentive value will be based on return on equity after eliminating the effects of goodwill (ROE) versus the target for the year. This target will be determined annually by the Compensation Committee. The target will be adjusted as appropriate, at the discretion of the Compensation Committee, to take into account any business acquisitions or dispositions during the Plan year.

Discretionary Award

The remaining fifty percent of a participant’s supplemental incentive value will be determined on a discretionary basis. The Discretionary Award will be based on obtaining pre-established objectives established for each participant for the year and on exhibiting ethical behavior and compliance with the Code of Ethics and Business Conduct.

Incentive Determination

Percentage of Target /	Incentive as a % of
Objective Obtained	Target Incentive
Less than 75%	0%
75%	25%
80%	40%
85%	55%
90%	70%
95%	85%
100%	100%
150%	150%
200% or greater	200%

•	The Performance Award will be determined according to the table above.

•	When performance falls between the designated points in the table, the incentive will be determined by interpolation.

Limitations	•	Any calculated incentive will be subject to (i) assessment of overall company performance to ensure that payout of calculated incentives will not jeopardize the financial stability of the company and (ii) approval by the Compensation Committee.

	•	In any year, stock awarded under this and all other plans shall not exceed 1% of the outstanding stock. The Compensation Committee and the Board of Directors will review this limitation annually.

	•	A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.

	•	A new participant added to this Plan during the Plan year will be pro-rated from their date of hire. In any event, a new participant must be employed by October 1 to be eligible for incentives in the current plan year

Incentive Payout	•	Stock Eligible participants, at the election of the CEO with approval by the Compensation Committee, may receive any incentive earned under the Supplemental plan in cash, restricted stock or a combination thereof. Subject to the above limitations, the portion of the incentive awarded in restricted stock will be multiplied by 1.15 and then that amount will be divided by the current stock price to determine the number of shares. Any shares awarded will vest ratably over a three-year period following the date of grant. A participant receiving restricted stock must be employed by the company at each vesting date. If a participant leaves the employment of the company, all unvested restricted stock awards are forfeited.

	•	Cash-only Eligible participants will receive any incentive earned for the year in cash.

Quanta Services, Inc.
Term Sheet
Discretionary Incentive Plan 2006 — All

Discretionary Payout	Annually, the Compensation Committee shall establish a discretionary incentive pool that will be available to reward exceptional performance. This pool will be awarded at the discretion of the CEO, with the Compensation Committee’s approval, in cash, restricted stock, or a combination thereof. A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.

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